Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2009


                             LVIP Delaware Bond Fund


On Page GPD-3, the Portfolio Manager information for the LVIP Delaware Bond Fund is to be deleted and replaced with the following:

Portfolio Managers: Thomas H. Chow, Roger A. Early, and Paul Grillo, co-portfolio managers, are responsible for the management of the fund. Mr. Chow, CFA, is a Senior Vice President and Senior Portfolio Manager for Delaware Investments. He joined Delaware Investments in 2001 as a portfolio manager assigned to the general account of The Lincoln National Life Insurance Company. Prior to joining Delaware Investments, he was involved in portfolio management at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree from Indiana University. Roger A. Early, CPA, CFA and CFP, is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy for Delaware Investments. Mr. Early rejoined Delaware Investments in March 2007 as a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his tenure at the firm from 1994 to 2001, he was a senior portfolio manager and left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, he was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he spent 10 years with Federated Investors. Mr. Early earned his bachelor's degree from The Wharton School of the University of Pennsylvania and an MBA from the University of Pittsburgh. Mr. Grillo, CFA, is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy for Delaware Investments. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990's. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. He holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.


This Supplement is dated August 13, 2009.



                 Please keep this Supplement with your records.